UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-11(c) or § 240.14a-12

Terra Property Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box)
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Terra Property Trust, Inc.
205 West 28th Street, 12th Floor
New York, New York 10001
April 29, 2025
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Terra Property Trust, Inc., which will be held as a “virtual meeting” via live webcast on June 18, 2025 at 9:00 a.m., Eastern Time. You will be able to attend the Annual Meeting via a live webcast and vote during the Annual Meeting. You will be able to submit questions in advance of the Annual Meeting via the virtual meeting platform.
The Notice of the Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. Our board of directors unanimously recommends that you vote for each of the proposals to be considered and voted on at the Annual Meeting.
Whether or not you plan to attend the virtual Annual Meeting, I urge you to authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares on the Internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail. Your vote will ensure your representation at the Annual Meeting regardless of whether you attend via webcast on June 18, 2025.
YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.
Sincerely yours,
/s/ Vikram S. Uppal

Vikram S. Uppal
Chairman of the Board, Chief Executive Officer and Chief Investment Officer

TERRA PROPERTY TRUST, INC.
205 West 28th Street, 12th Floor
New York, New York 10001
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 18, 2025
To the Stockholders of Terra Property Trust, Inc.:
NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders (the “Annual Meeting”) of Terra Property Trust, Inc., a Maryland corporation, will be held as a “virtual meeting” via live webcast on June 18, 2025 at 9:00 a.m., Eastern Time. You will be able to attend the Annual Meeting via a live webcast and vote during the Annual Meeting by visiting www.meetnow.global/MVRXKUC. You will be able to submit questions in advance of the Annual Meeting via the virtual meeting platform. The Annual Meeting is held for the following purposes:
1.
To elect the five members of our board of directors named in the enclosed proxy statement to serve as our directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualify;

2.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.
To transact such other business that may properly come before the Annual Meeting, and any adjournments or postponements thereof.

The foregoing items are discussed in the following pages, which are made part of this notice. Our board of directors has fixed the close of business on April 18, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
Pursuant to rules adopted by the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to holders of record of our Class B common stock as of the close of business on April 18, 2025. The Notice contains instructions for your use in this process, including how to access our proxy statement, proxy card and annual report over the Internet, how to request a paper copy of our proxy statement, proxy card and annual report, and how to participate in the virtual Annual Meeting.
Management and our board of directors unanimously recommend that you vote FOR all nominees for directors listed in the Proxy Statement and FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Important notice regarding the availability of proxy materials for the Annual Meeting. Our proxy statement, the proxy card and our annual report to stockholders for the year ended December 31, 2024, are available at https://www.proxy-direct.com/ter-34512.
Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card. Voting instructions are included in the Notice and proxy card and included in the accompanying Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who participate at the Annual Meeting may withdraw their proxies and vote online.
By Order of the Board of Directors,
/s/ Gregory M. Pinkus

Gregory M. Pinkus
Secretary
April 29, 2025

TERRA PROPERTY TRUST, INC.
205 West 28th Street, 12th Floor
New York, New York 10001
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2025
PROXY STATEMENT
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Terra Property Trust, Inc., a Maryland corporation, for use at our Annual Meeting of Stockholders to be held as a “virtual meeting” via live webcast on June 18, 2025 at 9:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Annual Meeting”). You will be able to attend the Annual Meeting via a live webcast and vote during the Annual Meeting by visiting www.meetnow.global/MVRXKUC. You will be able to submit questions in advance of the Annual Meeting via the virtual meeting platform. This proxy statement and the accompanying materials are being made available on or about April 29, 2025, to stockholders of record and are available at https://www.proxy-direct.com/ter-34512.
Except as otherwise specified herein, the terms “we,” “us,” “our,” and “our company” refer to Terra Property Trust, Inc., a Maryland corporation, together with its subsidiaries, the term “shares” refers to shares of our Class B Common stock, par value $0.01 per share (“Class B Common Stock”), and the term “stockholders” refers to holders of our Class B Common Stock.
Where and when will the Annual Meeting be held?
The Annual Meeting will be held as a “virtual meeting” via live webcast on June 18, 2025 at 9:00 a.m., Eastern Time. You will be able to attend the Annual Meeting via a live webcast and vote during the Annual Meeting by visiting www.meetnow.global/MVRXKUC. You will be able to submit questions in advance of the Annual Meeting via the virtual meeting platform. Questions must be submitted at least 24 hours in advance of the Annual Meeting. Log on to the webcast with your control number (the 14-digit control number found in the shaded box of your proxy card).
What are the proxy materials and why have I received them?
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have provided access to our “proxy materials,”

which include this Proxy Statement, our form of proxy card and our annual report to stockholders for the year ended December 31, 2024, over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our holders of record of our Class B Common Stock as of the close of business on April 18, 2025 (the “Record Date”). We believe that posting these materials on the Internet enables us to provide stockholders with the information that they need more quickly. It also lowers our costs of printing and delivering these materials and reduces the environmental impact of our Annual Meeting. The Notice contains instructions for your use in this process, including how to access our proxy materials over the Internet, how to request a paper copy of our proxy materials, and how to participate in the virtual Annual Meeting.
If you are a stockholder of record as of the close of business on the Record Date, the Notice will be sent directly to you and you may vote your shares online during the Annual Meeting or by proxy. If you are unable to attend the Annual Meeting virtually, it is very important that your shares be represented and voted online during the virtual meeting. You may authorize your proxy to vote your shares over the Internet or by telephone as described in the Notice and proxy card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. If you authorize a proxy over the Internet, by mail or by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote electronically at the virtual Annual Meeting.
If you hold shares in “street name” through a broker or other financial institution, the Notice was forwarded to you by such intermediary, and you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.
Our proxy materials are being furnished to you, as a holder of shares, because the Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the Annual Meeting.
What am I voting on?
There are two proposals scheduled to be considered and voted on at the Annual Meeting:
•
Proposal 1:   Election of five director nominees listed herein; and

•
Proposal 2:   Ratification of the appointment of KPMG LLP, as our independent registered public accounting firm for the year ending December 31, 2025.

Dissenters’ rights are not applicable to matters being voted upon.
What is the required vote for approval of each proposal?
Proposal 1:   Election of five director nominees listed herein. A plurality of all the votes cast at the Annual Meeting, virtually via webcast or by proxy, is required for the election of each nominee for director. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. However, stockholders may not cumulate their votes. With plurality voting, the director nominees who receive the most “for” votes are elected to the Board until all Board seats are filled. In an uncontested election, where the number of nominees and available Board seats are equal (as is the case with our company), every director nominee is elected upon receiving just one “for” vote. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to such nominee. Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect on the election of directors.
Proposal 2:   Ratification of the appointment of KPMG LLP as our independent registered public accounting firm the year ending December 31, 2025. A majority of the votes cast at the Annual Meeting, virtually via webcast or by proxy, is required for the auditor ratification proposal. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.
How does the Board recommend that I vote?
The Board recommends that you vote your shares as follows:
•
FOR the election of each of the five director nominees listed herein; and

•
FOR the ratification of the appointment of KPMG LLP, as our independent registered public accounting firm for the year ending December 31, 2025.

Who can vote?
Holders of record of our shares of our common stock as of the close of business on April 18, 2025 (the “Record Date”) will be entitled to vote at the virtual Annual Meeting. As of the Record Date, there were 24,338,581 shares of our Class B Common Stock outstanding. You are entitled to one vote for each share you held as of the Record Date.

How do I vote if I am a registered stockholder?
If you are a registered stockholder, you may authorize a proxy to vote your shares in any of the following ways described below, or in person by attending the virtual Annual Meeting:
•
via the Internet by going to the website listed on your proxy card and following the on-screen directions (please see “How can I authorize a proxy to vote over the Internet or by telephone?” below for more information);

•
by touch-tone by calling the toll-free number listed on your proxy card and following the recorded instructions (please see “How can I authorize a proxy to vote over the Internet or by telephone?” below for more information);

•
by mail by marking, signing, dating and returning the enclosed proxy card; or

•
in person by virtually attending and voting at the Annual Meeting.

If you authorize a proxy by telephone or Internet, you do not need to mail your proxy card. See the proxy card for more instructions on how to vote your shares.
All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to virtually attend the Annual Meeting, we urge you to return your proxy card or submit a proxy by telephone or via the Internet to assure the representation of your shares at the Annual Meeting.
How do I vote if I hold my shares in “street name”?
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the virtual Annual Meeting. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three (3) business days prior to the date of the Annual Meeting. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
How can I authorize a proxy to vote over the Internet or by telephone?
Internet.   To authorize a proxy to vote electronically via the Internet, go to the website listed on your proxy card and follow the instructions. Please have your proxy card in hand when accessing the website, as it contains a 14-digit control number and 8-digit security code, which are required to record your voting instructions via the Internet.
Phone.   If you have access to a touch-tone telephone, you may authorize your proxy by dialing the toll-free number listed on your proxy card and following the recorded instructions. You will need the 14-digit control number and 8-digit security code included on your proxy card in order to record your voting instructions by telephone.
You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m., Eastern Time, on June 17, 2025, the day before the Annual Meeting.
What if I return my proxy but do not mark it to show how I am voting?
If you submit a signed proxy without indicating your vote on any matter, the designated proxies will affirmatively vote to elect all five director nominees as directors and to approve the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.
What if other matters come up at the Annual Meeting?
At the date this Proxy Statement went to print, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the Annual Meeting or any adjournment or postponement thereof and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Can I change my vote or revoke my proxy after I authorize my proxy?
Yes.   You can change your vote by taking any of the following actions:
•
executing or authorizing, dating and delivering to us a new proxy with a later date that is received prior to 11:59 p.m., Eastern Time, on June 17, 2025 (the day immediately prior to the date of the Annual Meeting);

•
authorizing a proxy again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 17, 2025 (the day immediately prior to the date of the Annual Meeting);

•
sending a written statement revoking your proxy card to our Secretary, provided such statement is received no later than June 17, 2025 (the day immediately prior to the date of the Annual Meeting); or

•
virtually attending the Annual Meeting, revoking your proxy and voting your shares.

Your virtual attendance at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date. Proxy revocation notices should be sent to: Terra Property Trust, Inc., 205 West 28th Street, 12th Floor, New York, New York 10001, Attention: Secretary. New paper proxy cards should be sent to: Terra Property Trust, Inc., c/o Proxy Tabulator, PO Box 43132, Providence RI, 02940-9434.
How do I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting of stockholders, which allows stockholders to more easily attend the Annual Meeting without incurring travel costs or other inconveniences. If you plan to attend the Annual Meeting online, you will need the control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials.
If you are a stockholder of record, you will be able to attend the Annual Meeting via a live webcast and vote during the Annual Meeting by visiting www.meetnow.global/MVRXKUC. You will be able to submit questions in advance of the Annual Meeting via the virtual meeting platform. Questions must be submitted at least 24 hours in advance of the Annual Meeting. The virtual meeting platform provides our stockholders rights and opportunities to vote and ask questions equivalent to in-person meetings of stockholders. Log on to the webcast with your control number (the 14-digit control number found in the shaded box of your proxy card). The Annual Meeting will convene at 9:00 a.m., Eastern Time, on June 18, 2025.
Can I vote my shares in person at the virtual Annual Meeting?
If you are a stockholder of record as of the close of business on the Record Date and prefer to vote your shares at the virtual Annual Meeting, you may do so. Even if you plan to attend the virtual Annual Meeting, we encourage you to authorize a proxy to vote your shares in advance by Internet, telephone or mail as described in the Notice and herein so that your vote will be counted even if you later decide not to attend the Annual Meeting.
What constitutes a quorum?
We will convene the Annual Meeting if stockholders representing the required quorum of shares of our common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or attend the virtual Annual Meeting. The presence, either virtually in person or by proxy, at the Annual Meeting of at least fifty percent

(50%) of all the votes entitled to be cast on any matter will constitute a quorum. If a quorum is not present at the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual Meeting. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Abstentions will also be considered present for the purpose of determining whether we have a quorum.
Who will count the votes?
Votes cast by proxy or virtually in person at the virtual Annual Meeting will be tabulated by an appointed inspector of election.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.
How can I get additional copies of this Proxy Statement relating to this solicitation?
You may obtain additional copies of this Proxy Statement by writing to Terra Property Trust, Inc., 205 West 28th Street, 12th Floor, New York, New York 10001, Attention: Secretary.
Where can I get more information about Terra Property Trust, Inc.?
In connection with this solicitation, we have provided you with our Annual Report that contains our audited financial statements. We also file reports and other documents with the SEC. You can view these documents at the SEC’s website, www.sec.gov. You can also find more information on our website at www.terrapropertytrust.com.
How is this solicitation being made?
This solicitation is being made primarily through the Internet and by mail. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. All costs and expenses associated with the solicitation of proxies in connection with the Annual Meeting, including preparing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our shares. We have hired Computershare Fund Services to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Computershare Fund Services customary fees and expenses for these services of approximately $40,000.
Will my vote make a difference?
YOUR VOTE IS VERY IMPORTANT! Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

PROPOSAL 1: ELECTION OF DIRECTORS
Our directors are elected annually for a term of one year, and serve until the next annual meeting of stockholders and until their successors are duly elected and qualify.
Each director nominee named below has been nominated by the Board for election to the Board, each to serve for a term of office commencing on the date of the Annual Meeting and ending on the date of the 2026 Annual Meeting of Stockholders and until their successor is duly elected and qualifies. Each director nominee has agreed to serve as a director if elected and has consented to being named as a nominee. Each director nominee currently serves as a member of the Board.
A stockholder can vote for, or withhold its vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to affirmatively vote such proxy for the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.
Information about Director Nominees
The following table and biographical descriptions set forth certain information regarding the director nominees.
Name	Age	Position
Vikram S. Uppal	41	Chairman of the Board, Chief Executive Officer and Chief Investment Officer
Roger H. Beless	63	Independent Director
Michael L. Evans	73	Independent Director
Spencer E. Goldenberg	42	Independent Director
Gaurav Misra	49	Independent Director
Vikram S. Uppal has served as the Chairman of the Board since November 2021, as one of our directors from February 2018 to November 2021, and as our Chief Executive Officer, Terra REIT Advisors, LLC (our “Manager”), Terra Fund Advisors, LLC (“Terra Fund Advisors”) and Terra Capital Partners, LLC (“Terra Capital Partners”) since December 2018, as a director of Mavik Real Estate Special Opportunities Fund, L.P. (“RESOF”) since October 2020 and as a director of Mavik Real Estate Special Opportunities VS2 since October 2024. Mr. Uppal has also served as Chief Investment Officer for our company, Terra Capital Partners and our Manager since February 2018. Mr. Uppal also served as the Chief Executive Officer of Terra Income Advisors, LLC (“Terra Income Advisors”) and Terra BDC from April 2019 to October 2022 and as the Chairman of the board of directors and President of Terra BDC from November 2019 to October 2022. Prior to joining Terra Capital Partners, Mr. Uppal was a Partner and Head of Real Estate at Axar Capital Management since 2016. Prior to Axar Capital Management, Mr. Uppal was a Managing Director on the Investment Team at Fortress Investment Group’s Credit and Real Estate Funds from 2015 to 2016. From 2012 to 2015, Mr. Uppal worked at Mount Kellett Capital Management, a private investment organization, and served as Co-Head of North American Real Estate Investments. Mr. Uppal holds a B.S. from the University of St. Thomas and a M.S. from Columbia University.
Roger H. Beless has served as one of our independent directors since February 2018. From May 2016 to December 2024, Mr. Beless served as Chief Operating Officer at StreetLights Residential, where he oversaw capital markets, asset and portfolio management, acquisitions and dispositions, and company operations, including accounting, human resources and information technology. Mr. Beless was also a member of the StreetLights Residential Senior Management team and Investment Committee. From June 2012 until March 2016, Mr. Beless served as Managing Director for Mount Kellett Capital Management, where he oversaw global real estate asset management. Prior to joining Mount Kellett, Mr. Beless spent nearly 20 years with Goldman Sachs/Archon Group where he held a number of positions, including co-head of US Real Estate and Chief Operating Officer for Archon Residential, where he oversaw acquisitions, asset management, property management and dispositions. Mr. Beless also spent four years in Tokyo, Japan where he led the startup of Goldman Sachs Realty Japan, Ltd. He formerly served on the advisory board of Waymaker Value and Real Estate and the advisory board of Apartment Life. Mr. Beless holds a Bachelor’s of B.A. in Economics and Finance from Baylor University and a M.B.A from Southern Methodist University.
Michael L. Evans has served as one of our independent directors since October 2017. Mr. Evans has served as a member of the board of directors of Terra BDC from March 2015 to April 2019. Since December 2012, Mr. Evans has been the Managing Director and Chief Financial Officer of Newport LLC (formerly known as Newport Board Group), a CEO and board advisory firm. From June 2010 to September 2011, Mr. Evans served as the Interim Country Manager and Advisory Board Member for Concern Worldwide U.S. Inc., a non-profit humanitarian organization. From January 1977 until June 2010, Mr. Evans was with Ernst & Young, LLP (“Ernst & Young”), and served as a partner since 1984. During his nearly 34 years with Ernst & Young, he served as a tax, audit and consulting services partner, specializing in real estate companies and publicly-traded entities. Mr. Evans previously served on the

Advisory Board of Marcus & Millichap, Inc., the Independent Counsel Board of Prologis Targeted U.S. Logistics Fund and currently serves on the board of directors of Newport LLC and Sen Plex, Inc. Mr. Evans is a licensed attorney and a C.P.A. (inactive) in California. He is currently a contributing business writer for Forbes.com and Allbusiness.com. Mr. Evans holds a B.S.B. in accounting from the University of Minnesota, a J.D. from William Mitchell College of Law and an M.B.A. from Golden Gate University.
Spencer E. Goldenberg has served as one of our independent directors since October 2022 and previously served as a member of the board of directors of Terra BDC. He has served on the board of managers of Payless Holdings, LLC since January 2023 and as an independent director of Everstory Partners since June 2019 where he has served as a member of the Audit Committee since June 2019, Chairman of the Audit Committee and member of the Trust and Compliance Committee since November 2022 and member of the Compensation, Nominating and Governance Committee from December 2019 to November 2022. Mr. Goldenberg previously served as an independent director of American Gilsonite Company from March 2019 to February 2020. Mr. Goldenberg has served as Chief Financial Officer of Menin Hospitality since June 2018, having previously served as Vice President of Corporate Development from June 2015 to June 2018. Prior to his time at Menin, Mr. Goldenberg was an accountant at Gerstle, Rosen & Goldenberg P.A. from February 2008 to June 2015. From October 2005 until February 2008, Mr. Goldenberg served as a legislative aide to Florida State Senator Gwen Margolis. Mr. Goldenberg holds an active certified public accountant’s license in the state of Florida. Mr. Goldenberg holds a B.A. in International Affairs from Florida State University.
Gaurav Misra has served as one of our independent director since October 2022 and previously served as a member of the board of directors of Terra BDC. Since October 2018, Mr. Misra has served as President of Direct-to-Consumer Brands at RxSense LLC. Mr. Misra previously served as Chief Marketing Officer of Raise Inc. from May 2017 to October 2018, and as Chief Marketing Officer of Vroom Inc. from September 2016 to April 2017. Mr. Misra was Chief Executive Officer of BG Media from July 2012 to August 2016. From April 2009 to June 2012, Mr. Misra served as Head of Marketing & Product at Zagat, LLC. Prior to that, Mr. Misra served as Senior Partner with Venturethree Ltd. from 1999 to 2002, and as Business Analyst with McKinsey & Co. from 1997 to 1999. Mr. Misra holds a B.Eng. in Mechanical Engineering from Imperial College London and an M.B.A. from Harvard Business School.
Information about Director not Standing for Re-election
Adrienne M. Everett has served as one of our independent directors since October 2022 and previously served as a member of the board of directors of

Terra BDC. Since May 2020, Ms. Everett has served as an Enterprise Account Director for LinkedIn Corporation. Ms. Everett previously served on the Leadership Team, and as a Strategy and Business Development Lead for Neyber Ltd from January 2019 to April 2020. Prior to that, Ms. Everett served with Morgan Stanley as Vice President, Business Development and Regional Diversity Officer from January 2018 to December 2018, an Associate Vice President from July 2016 to January 2018, and an Associate from February 2015 to July 2016. Ms. Everett holds a B.A. in English from Duke University and is in the process of completing a certificate in Women’s Leadership from Oxford University’s Said Business School.
VOTING RECOMMENDATION
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE INFORMATION
Risk Oversight and Board Structure
We operate under the direction of the Board. The Board has retained our Manager to manage our business and affairs, subject to the supervision of the Board. The Board currently consists of six members. The Board has approved a resolution to reduce its size to five members immediately following the Annual Meeting, therefore the Board has nominated five nominees for election at the Annual Meeting. Our bylaws provide that a majority of the entire Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the MGCL (which is currently one) nor, unless our bylaws are amended, more than 15.
The Board has determined that each of our directors, except for Vikram S. Uppal, the Chairman of the Board and our Chief Executive Officer and Chief Investment Officer, satisfies the listing standards for independence of the New York Stock Exchange (“NYSE”) the applicable rules of the SEC. We refer herein to directors who satisfy such independence standards as our “independent directors.” The written charter of the audit committee of the Board (the “Audit Committee”) requires all members of the Audit Committee to be “independent directors” in accordance with the criteria set forth in such charter.
In considering each director and the composition of the Board as a whole, the Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, which the Board believes enables a director to make a significant contribution to our company, the Board and our stockholders. These experiences, characteristics, attributes and skills include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or directors of other entities. The Board believes that directors who possess these experiences, characteristics, attributes and skills are better able to provide oversight of our management and our long-term and strategic objectives. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of our company and the Board.
Board’s Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for us consisting of, among other things, the following activities:
(1)
at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations;
(2)
reviewing and approving, as applicable, our compliance policies and procedures;

(3)
meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; and

(4)
meeting with, or reviewing reports prepared by, the representatives of key service providers, including the Manager, transfer agent and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto.

Board Composition and Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent directors.
Mr. Uppal, who is not an independent director, serves as both our Chief Executive Officer and Chief Investment Officer and as Chairman of the Board. The Board believes that Mr. Uppal, as our Chief Executive Officer and Chief Investment Officer, is the director with the most knowledge of our business strategy and is best situated to serve as Chairman of the Board.
The Board, after considering various factors, has concluded that combining the Chief Executive Officer and Chairman positions is the appropriate leadership structure for our company at this time. The Board is of the view that “one-size” does not fit all, the evidence does not demonstrate that any one leadership structure is more effective at creating long-term stockholder value and the decision of whether to combine or separate the positions of Chief Executive Officer and Chairman will vary company to company and depend upon a company’s particular circumstances at a given point in time. Accordingly, the Board carefully considers from time to time whether the Chief Executive Officer and Chairman positions should be combined based on what the Board believes is best for our company and our stockholders. The Board does not have a lead independent director.
Board Meetings and Attendance
The Board met five times during the fiscal year ended December 31, 2024. We do not have a formal policy regarding director attendance at annual meetings of our stockholders, but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’

schedules and the timing requirements of applicable law. Each director attended at least 75% of the meetings of the Board in 2024.
Committees of the Board
The entire Board is responsible for supervising our business. However, pursuant to our bylaws, the Board may appoint from among its members, and delegate certain of its powers to, such committees as deemed appropriate by the Board. Members of each such committee are appointed by the Board.
The Board has established one standing committee of the Board, the Audit Committee. The Board has not established a standing compensation committee because our executive officers do not receive any direct compensation from us. The Board, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on, among other things, a review of data of comparable companies. The Board has not established a standing nominating committee because the entire Board participates in the consideration of director nominees.
Audit Committee
We have established an Audit Committee that operates pursuant to a written charter. The Audit Committee is responsible for selecting, engaging and supervising our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is currently comprised of three members, including a chairperson of the Audit Committee. The Audit Committee Members are Messrs. Beless, Evans and Goldenberg, each of whom is an independent director. Mr. Evans serves as the chairman of the Audit Committee. The Board has determined that Mr. Evans is an “audit committee financial expert” as defined under Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each of Messrs. Beless, Evans and Goldenberg are “financially literate” under the rules of the NYSE.
The Audit Committee met five times during the fiscal year ended December 31, 2024. The Audit Committee’s charter is available on our website at www.terrapropertytrust.com.
Communications between Stockholders and the Board
The Board welcomes communications from our stockholders. Stockholders may send communications to the Board or to any particular director to the following address: Terra Property Trust, Inc., 205 West 28th Street, 12th Floor, New York, New York 10001. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
Executive Officers
The following table and biographical information set forth certain information regarding our executive officers. Mr. Uppal’s biographical information is provided in the section “Information about Director Nominees.” Each executive officer holds office until his or her successor is chosen and qualifies, or until earlier resignation or removal.
Name	Age	Position
Vikram S. Uppal	41	Chief Executive Officer and Chief Investment Officer
Sarah Schwarzschild	44	Chief Operating Officer
Gregory M. Pinkus	60	Chief Financial Officer, Treasurer and Secretary
Daniel J. Cooperman	50	Chief Originations Officer
Sarah Schwarzschild has served as the Chief Operating Officer of our company since February 2024 and of Mavik Capital Management, LP (“Mavik”), an entity controlled by our Chief Executive Officer and Chief Investment Officer, since July 2023. Prior to joining our company, Ms. Schwarzschild served as Managing Director and Co-Head of BGO Strategic Capital Partners, a $3 billion global integrated multi-manager platform. Ms. Schwarzschild also managed BGO Strategic Capital Partners’ secondaries funds and separately managed accounts with oversight for the business’ and co-managed the business’ platform. Prior to merging with BentallGreenOak in April 2021, Ms. Schwarzschild held the same responsibilities at Metropolitan Real Estate Equity Management (“Metropolitan”), a firm wholly owned by The Carlyle Group. Prior to joining Metropolitan in 2014, Ms. Schwarzschild led Partners Group’s real estate Secondary team in the U.S., where she was responsible for acquisitions as well as the portfolio management of Partners Group’s dedicated real estate Secondary capital totaling over $2 billion. Prior to joining Partners Group, Ms. Schwarzschild was an Assistant Vice President in the acquisitions team in the Global Opportunity Funds group at RREEF. She began her career at Rothschild as an investment banking analyst in the Mergers & Acquisitions and Private Placement groups. Ms. Schwarzschild received a B.A. (summa cum laude) from the University of Pennsylvania and an M.B.A. with honors from the Tuck School of Business at Dartmouth. Ms. Schwarzschild sits on the

MBA Council for the Tuck School of Business and is Secretary of the board of The Mianus River Gorge Preserve. She also sits on the board of Riley’s Ways and on the Advisory Board for INCEPTIV.
Gregory M. Pinkus has served as the Chief Financial Officer, Treasurer and Secretary of our company and the Chief Financial Officer and Chief Operating Officer of our Manager, Terra Fund Advisors, and Terra Income Advisors since January 2016, October 2017, October 2017, and May 2013, respectively. He has served as (i) the Chief Financial Officer of Terra Capital Advisors, LLC (“Terra Capital Advisors”), Terra Capital Advisors 2, LLC (“Terra Capital Advisors 2”) and Terra Income Advisors 2, LLC (“Terra Income Advisors 2”)since May 2012, September 2012 and October 2016; (ii) the Chief Operating Officer of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Capital Partners since July 2014; (iii) the Chief Operating Officer of Terra Income Advisors 2 since October 2016; (iv) the Chief Financial Officer, Treasurer and Secretary of Terra BDC from May 2013 to October 2022 and Chief Operating Officer of Terra BDC from July 2014 to October 2022; (v) the Chief Financial Officer and Chief Operating Officer of Terra Secured Income Fund 5 International (“Fund 5 International”), Terra Income Fund International (“Terra International”) and Terra Secured Income Fund 7, LLC (“Terra Fund 7”) since June 2014, October 2016 and October 2016, respectively; (vi) a director of RESOF since October 2020 and a director of Fund 5 International and Terra International since January 2023; and (vii) the Chief Operating Officer of our company from January 2016 to February 2024. Prior to joining Terra Capital Partners in May 2012, he served as Assistant Controller for W.P. Carey & Co. from 2006 to August 2010 and as Controller from August 2010 to May 2012. Mr. Pinkus also served as Controller and Vice President of Finance for several early-stage technology companies during the period of 1999 to 2005. Additionally, he managed large-scale information technology budgets at New York Life Insurance Company from 2003 to 2004 and oversaw an international reporting group at Bank of America from 1992 to 1996. Mr. Pinkus is a Certified Public Accountant and member of the American Institute of Certified Public Accountants. Mr. Pinkus holds a B.S. in Accounting from the Leonard N. Stern School of Business at New York University.
Daniel J. Cooperman has served as Chief Originations Officer of our company, our Manager, Terra Fund Advisors and Terra Income Advisors since January 2016, September 2017, September 2017 and February 2015, respectively. Mr. Cooperman has served as Chief Originations Officer of (i) each of Terra Capital Advisors and Terra Capital Advisors 2 since January 2015, having previously served as Managing Director of Originations until January 2015 of Terra Capital Advisors and Terra Capital Advisors 2 since April 2009 and September 2012, respectively; (ii) Fund 5 International since January 2015, having previously served as Managing Director of

Originations from June 2014 to June 2014; (iii) Terra BDC from February 2015 to October 2022, having previously served as Managing Director of Originations from May 2013 until February 2015; and (iv) each of Terra Income Advisors 2, Terra International, and Terra Fund 7 since October 2016. Mr. Cooperman has approximately 20 years’ experience in the acquisition, financing, leasing and asset management of commercial real estate with an aggregate value of over $5 billion. Prior to the formation of Terra Capital Partners in 2001 and its commencement of operations in 2002, Mr. Cooperman handled mortgage and mezzanine placement activities for The Greenwich Group International, LLC. Prior to joining The Greenwich Group, Mr. Cooperman worked in Chase Manhattan Bank’s Global Properties Group, where he was responsible for financial analysis and due diligence for the bank’s strategic real estate acquisitions and divestitures. Prior to that time, he was responsible for acquisitions and asset management for JGS, a Japanese conglomerate with global real estate holdings. Mr. Cooperman holds a B.S. in Finance from the University of Colorado at Boulder.
Our executive officers act as our agents, execute contracts and other instruments in our name and on our behalf, and in general perform all duties incident to their offices and such other duties as may be prescribed by the Board from time to time. Our officers devote such portion of their time to our affairs as is required for the performance of their duties, but they are not required to devote all of their time to us.
Code of Ethics
Our Manager has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), which applies to, among others, the senior officers of our Manager, as well as every officer, director, employee and “access person” (as defined within the Code of Ethics), including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. We will also provide the Code of Ethics, free of charge, to stockholders who request it. Requests should be directed to Bernadette Murphy, at Terra Property Trust, Inc., 205 West 28th Street, 12th Floor New York, New York 10001.
Policy on Insider Trading
We have adopted an Insider Trading Policy to promote compliance with federal, state and foreign securities laws that prohibit the purchase or sale of our securities by individuals who are aware of material non-public information. The policy applies to all of our directors, officers, employees, associates and independent contractors as well as the officers, employees and affiliates of our Manager.

The policy includes a pre-clearance requirement for all trades in our securities by covered persons. These individuals must obtain prior approval from the Chief Compliance Officer identified in the Code of Business Conduct and Ethics of Mavik, an affiliate of the Manager, before engaging in any transactions involving our securities. In addition, covered persons are prohibited from (i) engaging in short sales or in transactions in publicly traded options on our securities (such as puts, calls or other derivative securities), (ii) hedging or monetization transactions involving our securities (including prepaid variable forward contracts, equity swaps, collars and exchange funds), and (iii) pledging our securities as collateral for a loan or holding our securities in a margin account. The policy also restricts trading during designated blackout periods and at other times when individuals may be in possession of material non-public information.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Executive Officer Compensation
We are externally managed and currently have no employees. Pursuant to the management agreement with our Manager (as amended, the “Management Agreement”), our Manager provides certain services to our company, and we pay fees associated with such services. The officers of our Manager do not receive any compensation from us. Each of our officers is an employee of our Manager. Because our Management Agreement provides that our Manager is responsible for managing our affairs, our officers do not receive cash compensation from us for serving as our officers.
Our Manager is responsible for managing our day-to-day operations and all matters affecting our business and affairs, including responsibility for determining when to buy and sell real estate-related assets. Our Manager is not obligated under the Management Agreement to dedicate any of its personnel exclusively to us, nor is it or its personnel obligated to dedicate any specific portion of its or their time to the business. Under the terms of the Management Agreement, we reimburse our Manager for operating expenses incurred in connection with services provided to us, including our allowable share of our Manager’s overhead, such as rent, employee costs, utilities and technology costs. Our officers, in their capacities as officers or personnel of our Manager or its affiliates, will devote such portion of their time to our affairs as is necessary to enable us to operate our business.
For additional information see below under the heading “Transactions with Related Persons and Certain Control Persons — Compensation of our Manager.”
Non-Employee Director Compensation
In 2024, our independent directors earned $60,000 annual base director’s fee. In addition, in 2024, the chairperson of the Audit Committee earned an annual cash retainer of $15,000 and the other members of the Audit Committee earned an annual cash retainer of $10,000. We also reimburse all members of the Board for their travel related expenses incurred in connection with their attendance at board and committee meetings. We pay directors’ fees only to those directors who are independent under the NYSE listing standards.

The following table sets forth the compensation paid to our directors during the year ended December 31, 2024.
Name	Fees Earned or Paid in Cash ($)	Total ($)
Vikram S. Uppal	—	—
Roger H. Beless	70,000	70,000
Michael L. Evans	75,000	75,000
Adrienne M. Everett	60,000	60,000
Spencer E. Goldenberg	70,000	70,000
Gaurav Misra	60,000	60,000
Compensation Committee Interlocks and Insider Participation
We currently do not have a compensation committee of the Board because we do not, and do not plan to, pay any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.
Equity Compensation Plan Information
As of December 31, 2024, we did not maintain any equity compensation plans pursuant to which shares of our common stock or other equity securities may be granted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 18, 2025, information regarding the number and percentage of shares of our Class B Common Stock owned by each of our directors, our executive officers, all of our directors and executive officers as a group, and any person known to us to be the beneficial owner of more than 5% of our outstanding shares. As of April 18, 2025, there were a total of 24,338,581 shares of our Class B Common Stock issued and outstanding. Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. The address for each of the persons named below is in care of our principal executive offices at Terra Property Trust, Inc., 205 West 28th Street, 12th Floor, New York, New York 10001.
Names of Beneficial Owner	Number of Shares of Class B Common Stock Beneficially Owned**	% of All Shares of Class B Common Stock**
Vikram S. Uppal(1)	76,623.46	*
Roger H. Beless	—	—
Michael L. Evans	—	—
Adrienne M. Everett	—	—
Spencer E. Goldenberg	—	—
Gaurav Misra	—	—
Sarah Schwarzschild	—	—
Gregory M. Pinkus	—	—
Daniel J. Cooperman	—	—
All directors and executive officers as a group (9 persons)	76,623.46	*
5% or Greater Beneficial Owner
Terra Secured Income Fund 7, LLC(2)	2,116,785.76	8.70%
Terra Offshore Funds REIT, LLC(3)	2,457,684.59	10.10%

*
Denotes less than 1%.

**
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares with respect to which person has sole or shared voting power or investment power.

(1)
49,544.46 of the shares indicated in the table above as being held by Mr. Uppal are held through a controlled subsidiary, Lakshmi 15 LLC, a family limited liability company over which Mr. Uppal exercises voting and investment control. 27,079 of the shares indicated in the table above as being held by Mr. Uppal are held by Terra Capital Partners. Mr. Uppal controls Mavik, the sole member of Terra Capital Partners. Mr. Uppal disclaims beneficial ownership of the shares reported herein except to the extent of his pecuniary interest therein, and this disclosure shall not be deemed an admission that he is the beneficial owner of such shares for purposes of Section 16 of the Exchange Act or for any other purpose.

(2)
Terra Fund 7 is managed by a wholly-owned subsidiary of Terra Fund Advisors, which in turn is managed by Terra Fund Advisors. Subject to certain restrictions, Terra Fund Advisors is managed by its board of managers. Mr. Uppal is the sole member of the board of managers of Terra Fund Advisors. Mr. Uppal disclaims beneficial ownership of the shares reported herein except to the extent of his pecuniary interest therein, and this disclosure shall not be deemed an admission that he is the beneficial owner of such shares for purposes of Section 16 of the Exchange Act or for any other purpose.

(3)
Our Manager serves as adviser to Terra Offshore Funds REIT, LLC. Our Manager is managed by, and is a wholly-owned subsidiary of, Terra Capital Partners. Mr. Uppal controls Mavik, the sole member of Terra Capital Partners. Mr. Uppal disclaims beneficial ownership of the shares reported herein except to the extent of his pecuniary interest therein, and this disclosure shall not be deemed an admission that he is the beneficial owner of such shares for purposes of Section 16 of the Exchange Act or for any other purpose.

TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS
Related Party Transaction Policy
The Board recognizes that transactions with related parties present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). The Board has adopted written policies and procedures on transactions with related parties (the “Related Party Transaction Policy”) that is in conformity with the requirements for NYSE-listed companies. The Related Party Transaction Policy covers transactions or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) with any (a) person who is an executive officer, director or director nominee, (b) person who is the beneficial owner of more than 5% of any class of our voting securities, or (c) immediate family members of any of the foregoing, where (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we are a participant, and (3) any related party has or will have a direct or indirect material interest.
Pursuant to the policy, the Board or a committee appointed by the Board consisting solely of disinterested directors will consider all relevant factors, including, as applicable, (i) our business rationale for entering into the transaction, (ii) the available alternatives to the transaction, (iii) whether the transaction is on terms comparable to those available to or from third parties, (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and (v) the overall fairness of the transaction to us.
The Management Agreement
We are externally managed by our Manager pursuant to the Management Agreement. Our Manager is registered as an investment adviser under the Advisers Act and a subsidiary of Terra Capital Partners, our sponsor. Except where the context requires otherwise, all references herein to the “Management Agreement” are to the Management Agreement as modified by the Amendment (as defined below).
Pursuant to the Management Agreement, the Board has delegated to our Manager the authority to source, evaluate and monitor our investment opportunities and make decisions related to the acquisition, management, financing and disposition of our assets, subject to oversight by the Board. In fulfilling its duties pursuant to the Management Agreement, our Manager devotes such of its time and business efforts to our business as it shall in its discretion, exercised in good faith, determine to be necessary to conduct our business. The Management Agreement was negotiated between related parties, and the terms, including fees and other amounts payable may not be as favorable to our company as if they had been negotiated with an unaffiliated third party.

Services
Pursuant to the terms of the Management Agreement, our Manager shall, among other things:
•
originate, fund, acquire, structure, hold, develop, operate, sell, exchange, subdivide and otherwise dispose of our assets;

•
borrow money, and, if security is required therefor, pledge or mortgage or subject our assets to any security device, to obtain replacements of any mortgage or other security device and to prepay, in whole or in part, refinance, increase, modify, consolidate, or extend any mortgage or other security device;

•
enter into such contracts and agreements as our Manager determines to be reasonably necessary or appropriate in connection with our business and purpose (including contracts with affiliates of our Manager) and any contract of insurance that our Manager deems necessary or appropriate for our protection, including errors and omissions insurance, for the conservation of our assets, or for any purpose convenient or beneficial to us;

•
open accounts and deposits and maintain funds in our name in banks, savings and loan associations, “money market” mutual funds and other instruments as our Manager may deem in its discretion to be necessary or desirable;

•
provide administrative and executive support, advice, consultation, analysis and supervision with respect to our functions, including decisions regarding the sale or refinancing or other disposition of assets, and compliance with federal, state and local regulatory requirements and procedures;

•
keep and preserve books and records relevant to the provision of its management services to us;

•
upon written request of the Board, provide reports on our business and operations; and

•
perform such other services as may l be delegated to our Manager by the Board.

The above summary is provided to illustrate the material functions which our Manager will perform for us and it is not intended to include all of the services which may be provided to us by our Manager or third parties.

Term and Termination Rights
On March 11, 2024, we and our Manager entered into an amendment to the Management Agreement, effective as of January 1, 2024 (the “Amendment”), in order to extend the term of the Management Agreement and modify the terms upon which the Management Agreement may be terminated. The Amendment was reviewed by the disinterested members of the Board pursuant to the related party transaction policy, with the interested director recusing himself from the deliberations, and the disinterested directors unanimously approved the Amendment. Except as discussed below, the terms of the Management Agreement remain unchanged by the Amendment.
The term of the Management Agreement will expire on December 31, 2027 (the “Initial Term”) and will automatically renew for an unlimited number of additional one-year terms upon each anniversary date of the last day of the Initial Term (each, a “Renewal Term”), unless terminated by us or the Manager during the Initial Term or a Renewal Term in accordance with the terms of the Management Agreement as described below.
The Management Agreement may be terminated by us during the Initial Term or any Renewal Term upon a finding by either (i) at least two-thirds of the independent directors on the Board or (ii) the holders of a majority of the outstanding shares of our common stock (other than those shares held by members of the our senior management team or affiliates of our Manager) that either (a) there has been unsatisfactory performance by our Manager that is materially detrimental to us, or (b) the compensation payable to our Manager pursuant to the Management Agreement is unfair; provided, however, that we will not have the right to terminate the Management Agreement on the basis of unfair compensation to our Manager if our Manager agrees to continue to provide its services under the Management Agreement in exchange for reduced fees that at least two-thirds of the independent directors on the Board determine to be fair pursuant to the procedures set forth in the Management Agreement. We must deliver prior written notice of any such termination to our Manager at least 180 days prior to the last calendar day of the Initial Term or the then-current Renewal Term, as applicable, and the Management Agreement will terminate effective as of the last calendar day of the Initial Term or the then-current Renewal Term, as applicable.
Upon any termination of the Management Agreement by us as discussed above, we will pay our Manager, on the date on which such termination is effective, a termination fee in an amount equal to three times the average annual fees of all types and expense reimbursements received by or owed to our Manager pursuant to the Management Agreement during the 24-month period immediately preceding such termination (the “Termination Fee”), calculated as of the end of the most recently completed monthly prior to the date of such termination.

We may also terminate the Management Agreement, effective upon 30 calendar days’ prior written notice from the Board to our Manager, without payment of any Termination Fees or other penalties, upon (i) the material breach of the Management Agreement by our Manager or its affiliates that continues for 30 days after written notice thereof to our Manager (or 45 days after delivery of written notice thereof if our Manager takes diligent steps to cure such breach within 30 days of delivery of the written notice), (ii) any fraud or other criminal conduct, gross negligence or breach of fiduciary duty by our Manager or its affiliates in connection with the Management Agreement, as determined by a final, non-appealable judgment of a court of competent jurisdiction, (iii) our Manager’s bankruptcy, insolvency or dissolution, or (iv) an Internalization Event (as defined in the Management Agreement). No Termination Fee or other penalty is payable upon such a termination by us.
Our Manager may terminate the Management Agreement, effective upon 60 days’ prior written from our Manager to us, if we breach the Management Agreement and such breach continues for 30 days after written notice thereof. We will pay our Manager the Termination Fee upon such termination by our Manager.
Compensation of our Manager
Asset Management Fee.   Pursuant to the Management Agreement, we pay our Manager a monthly asset management fee at an annual rate equal to 1.0% of our aggregate funds under management, which includes the loan origination amount or aggregate gross acquisition cost, as applicable, for each real estate-related loan and cash held by us.
During the fiscal year ended December 31, 2024, we paid our Manager asset management fees of $6,207,231.
Asset Servicing Fee.   Pursuant to the Management Agreement, we pay our Manager a monthly asset servicing fee at an annual rate equal to 0.25% of the aggregate gross origination or acquisition price for each real estate related loan then held by us (inclusive of closing costs and expenses).
During the fiscal year ended December 31, 2024, we paid our Manager asset servicing fees of $1,489,674.
Disposition Fee.   Pursuant to the Management Agreement, we pay our Manager a disposition fee in the amount of 1.0% of the gross sale price received by our company from the disposition of each loan, but not upon the maturity, prepayment, workout, modification or extension of a loan unless there is a corresponding fee paid by the borrower, in which case the disposition fee will be the lesser of (i) 1.0% of the principal amount of the loan and (ii) the amount of the fee paid by the borrower in connection with such transaction. If we take ownership of a property as a result of a workout or foreclosure of a loan, we will pay a disposition fee upon the sale of such property equal to 1.0% of the sales price.
During the fiscal year ended December 31, 2024, we paid our Manager disposition fees of $907,224.
Transaction Breakup Fee.   Pursuant to the Management Agreement, we pay our Manager a transaction breakup fee in the amount equal to 50.0% of any “breakup fees,” “busted-deal fees,” “termination fees,” or similar fees or liquidated damages we receive from a third-party in connection with the termination or non-consummation of any loan or disposition transaction, in addition to the reimbursement of all out-of-pocket fees and expenses incurred by our Manager with respect to its evaluation and pursuit of such transactions.
During the fiscal year ended December 31, 2024, we did not pay our Manager transaction breakup fees.
Origination and Extension Fee.   Pursuant to the Management Agreement, we pay our Manager an origination fee in the amount of 1.0% of the amount funded by us to originate, acquire, fund or structure real estate-related investments, including any third-party expenses related to such loan. In the event that the term of any real estate-related loan is extended, our Manager also receives an origination fee equal to the lesser of (i) 1.0% of the principal amount of the loan being extended or (ii) the amount of fee paid by the borrower in connection with such extension.
During the fiscal year ended December 31, 2024, we paid our Manager origination and extension fees of $1,334,709.
Our Manager may temporarily or permanently waive or defer all or a portion of the fees discussed above. Any portion of a deferred fee payable to our Manager and not paid to our Manager with respect to any period shall be deferred without interest and may be paid in any subsequent period prior to the termination of the Management Agreement, as our Manager may determine upon written notice to us. Any fees payable to our Manager for any partial month or calendar quarter will be appropriately prorated.
Expense Reimbursements
We will pay, or reimburse our Manager for, all costs and expenses relating to our activities and investments, including (i) all costs and expenses attributable to originating, holding, managing and disposing of assets, (ii) legal, accounting, auditing, consulting and other fees and expenses, (iii) all reasonable out-of-pocket fees and expenses incurred by us, our Manager, or our Manager’s agents, officers and employees relating to investment and disposition opportunities not consummated, (iv) any taxes, fees and other governmental charges levied against us and (v) any fees and expenses paid to third parties in connection with raising capital.
Our Manager may use its own employees or employees of any affiliate of our Manager to provide accounting, tax, data processing, engineering, market research or other professional services to us that would otherwise be performed by third parties and, in such event, we will reimburse our Manager for the cost of performing such services. Such reimbursements may include employment costs and related overhead expenses allocable thereto (including rent, utilities, and technology costs), as reasonably determined by our Manager based on the time expended by the employees who render such services, provided that no such reimbursement shall exceed the amount that would be payable by us if the services were provided in an arms-length transaction with an independent third party.
During the fiscal year ended December 31, 2024, we reimbursed our Manager for $7,468,132 in operating expenses.
Indemnification of our Manager
Pursuant to the Management Agreement with our Manager, we will indemnify and hold harmless our Manager and its affiliates from any loss incurred by such parties in connection with our business, including costs and reasonable attorneys’ fees and any amounts expended in the settlement of any claims of loss or damage resulting from any act or omission performed or omitted in good faith; provided that we will not provide such indemnification in connection with acts by our Manager of its affiliate which constitute gross negligence or willful misconduct. Further, we will not indemnify our Manager or its affiliates for liability incurred in connection with any claim arising out of a violation of the Securities Act or any other federal or state securities law, with respect to the offer and sale of our securities.
Co-Invest Loan Extension
On December 1, 2022, we entered into a revolving promissory note (as amended by Amendment No. 1 thereto, dated as of December 1, 2023, the “Promissory Note”) with Mavik Special Opps Co-Investments, LP, a Delaware limited partnership and affiliate of ours (“Mavik Co-Invest Vehicle”), to extend to Mavik Co-Invest Vehicle working capital for short-term funding needs. On January 1, 2024, we entered into a second amendment (the “Second Amendment”) to the Promissory Note to (i) change its maturity date to April 30, 2025 (rather than June 30, 2024) and (ii) amend the rate at which interest on the Promissory Note accrues to 15% per annum (rather than a rate per annum equal to the prime rate as in effect on each day any such principal amount is outstanding, as such prime rate is published in The Wall Street

Journal). All other terms of the Promissory Note remain unchanged. The Second Amendment was reviewed by the disinterested members of the Board pursuant to the related party transaction policy, with the interested director recusing himself from the deliberations, and the disinterested directors unanimously approved the Second Amendment.
During 2024, we provided funding under the Promissory Note of $4,962,371 and received repayments of $8,807,168. The largest principal balance outstanding of the Promissory Note in 2024 was $8,807,168. In July 2024, the promissory note receivable was repaid in full, and had a balance of zero as of December 31, 2024 and as of today. During 2024, we earned $411,010 of interest income on the Promissory Note.
Transfer of Preferred Equity Investment
On January 19, 2024, we entered into a participation agreement (the “Participation Agreement”) with a separately managed account (the “SMA”), a third-party investor managed by our Manager, to transfer to the SMA $15.0 million of a certain $18.5 million preferred equity investment held by Terra Income Fund 6, LLC, a Delaware limited liability company (“Terra LLC”), our wholly owned subsidiary. In December 2024, we amended the Participation Agreement to increase the total amount transferred to the SMA to $18.0 million. Our Manager is managed by, and is a wholly-owned subsidiary of, Terra Capital Partners. Mr. Uppal, our Chief Executive Officer and Chief Investment Officer, controls Mavik, the sole member of Terra Capital Partners. The Participation Agreement was reviewed by the disinterested members of the Board pursuant to the related party transaction policy, with the interested director recusing himself from the deliberations, and the disinterested directors unanimously approved the Participation Agreement. For additional information on our participation agreements, please see the “Participation Agreements” section below.
Insurance Investment
As previously disclosed, our investment strategy includes strategic non-real estate-related investments that align with our investment objectives and criteria. Accordingly, we acquired an indirect minority interest in an insurance company focused on structured settlement annuities and term life insurance policies. On June 5, 2024, a wholly-owned subsidiary of ours (“Insurance Holdings”) made a $20 million capital commitment to a newly formed holding company (the “Holding Company”) that solely invests, indirectly, in the insurance company. Through November 2024, we funded $10.0 million of the capital commitment. In December 2024, through a series of transactions, a wholly owned subsidiary of ours issued a $10.0 million term loan payable to the entity in exchange for the satisfaction of the remaining funding commitment.

Concurrently with Insurance Holdings’ investment, our Manager entered into a sub-advisory agreement (the “SAA”) with the investment adviser to the insurance company (the “Adviser”). Pursuant to the SAA, the Adviser retained our Manager to manage a portfolio account of commercial mortgage loans on behalf of the insurance company in exchange for certain fees and reimbursements payable from the managed portfolio to our Manager. Insurance Holdings’ investment in the insurance company and the related transactions were reviewed by the disinterested members of the Board pursuant to the related party transaction policy, with the interested director recusing himself from the deliberations, and the disinterested directors unanimously approved the transactions.
Cost Sharing and Reimbursement Agreement
We have entered into a cost sharing and reimbursement agreement with Terra LLC effective October 1, 2022, pursuant to which Terra LLC will be responsible for its allocable share of our expenses, including fees paid by us to our Manager based on relative assets under management. These fees are eliminated in consolidation and therefore have no impact on our consolidated financial statements.
Participation Agreements
We have further diversified our exposure to loans and borrowers, and investments and investees, by entering into participation agreements whereby we transferred a portion of certain of our loans and investments on a pari passu basis to related parties, primarily other affiliated funds managed by our Manager or its affiliates, and to a lesser extent, unrelated parties. In connection with the Merger, the obligations under participation agreements with Terra BDC totaling $37.0 million were effectively extinguished. As of December 31, 2024, the principal balance of our participation obligation was $18.0 million, which was a participation obligation to a vehicle managed by our Manager.
The loans and investments that are subject to participation agreements are held in our name, but each of the participant’s rights and obligations, including with respect to interest income and other income (e.g., exit fee, prepayment income) and related fees/expenses (e.g., disposition fees, asset management and asset servicing fees), are based upon their respective pro rata participation interest in such participated investments, as specified in the respective participation agreements. We do not have direct liability to a participant with respect to the underlying loan and the participants’ share of the investments is repayable only from the proceeds received from the related borrower/issuer of the investments and, therefore, the participants also are subject to credit risk (i.e., risk of default by the underlying borrower/issuer).

Pursuant to the participation agreement with these entities, we receive and allocate the interest income and other related investment income to the participants based on their respective pro rata participation interest. The affiliated fund participant pays related expenses also based on their respective pro rata participation interest (i.e., asset management and asset servicing fees, disposition fees) directly to our Manager.
For the year ended December 31, 2024, the weighted average outstanding principal balance on obligations under participation agreements and secured borrowing was approximately $14.5 million, and the weighted average interest rate was approximately 18.6%.
Loan Participation Refinancing
On January 29, 2025, the disinterested members of the Board approved the refinancing of a loan participation (the “Loan Participation”) originated jointly by us and RESOF, a fund managed by our Manager. The Loan Participation was a $25.0 million participation between us and RESOF. In connection with the refinancing, we received repayment of our full $7.5 million outstanding principal balance, plus accrued interest. Following the refinancing, we ceased to have any rights or obligations with respect to the Loan Participation. The refinancing was reviewed by the disinterested members of the Board pursuant to the related party transaction policy, with the interested director recusing himself from the deliberations, and the disinterested directors unanimously approved the refinancing.
Indemnification Agreements with Directors and Officers
We have entered into indemnification agreements with each of our directors and officers (the “Indemnification Agreements”). The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each such indemnitee, in connection with, among other things, the indemnitee’s capacity as a director, officer, employee or agent of ours. This obligation includes, subject to certain terms and conditions, indemnification for any expenses, including judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, claim, demand or discovery request or any other actual, threatened or completed proceeding. In certain instances, we may be required to advance such expenses, in which case the indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the indemnitee is not entitled to indemnification for such expenses.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting. KPMG LLP has served as our auditor since 2016.
We have been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.
We expect that representatives of KPMG LLP will be present at the virtual Annual Meeting where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions which were submitted at least 24 hours in advance of the Annual Meeting.
Stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm is not required by our charter or otherwise. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
Audit and Non-Audit Fees
Set forth in the table below are the fees billed to us by KPMG LLP for professional services performed for our fiscal years ended December 31, 2024 and 2023:
Names of Beneficial Owner	For The Year Ended December 31, 2024	For The Year Ended December 31, 2023
Audit fees(a)	$727,250	$771,000
Audit-related fees(b)		—
Tax fees(c)	$65,600	$76,200
All other fees(d)		—
Total	$792,850	$847,200

(a)
Audit Fees.   Audit fees include fees for services that normally would be provided by KPMG in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with standards of the Public Company Accounting Oversight Board, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
(b)
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(c)
Tax Services Fees.   Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

(d)
All Other Fees.   Other fees would include fees for products and services other than the services reported above.

The Audit Committee was advised that there were no services provided by KPMG LLP that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair KPMG LLP from maintaining its independence as our independent auditor and concluded that it was.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee’s charter provides that the Audit Committee will review and pre-approve the engagement fees and the terms of all auditing and non-auditing services to be provided by our external auditors and evaluate the effect thereof on the independence of the external auditors. All audit and tax services provided to us were reviewed and pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
VOTING RECOMMENDATION
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025

AUDIT COMMITTEE REPORT
Our Audit Committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors, and operates under a written charter adopted by the Board. The Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors.
Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee the foregoing functions.
The Audit Committee reviews our financial reporting process on behalf of the Board. In performance of its oversight function, the Audit Committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2024 and related matters. Management advised the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, KPMG LLP. Our independent auditors presented to and reviewed with the Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent auditors also provided to the Audit Committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and in connection therewith, the Audit Committee discussed with the independent auditors their views as to the auditor’s independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, KPMG LLP. The Audit Committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.
In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.
Based on the Audit Committee’s considerations, discussions with management and discussion with the independent auditors as described above, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.
Submitted by the Audit Committee of the Board:
Roger H. Beless
Michael L. Evans
Spencer E. Goldenberg

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our Proxy Statement and proxy card for our 2026 Annual Meeting of Stockholders, your proposal must be received by our Secretary on or before December 30, 2025. Your proposal should be mailed by certified mail return receipt requested to our Secretary at Terra Property Trust, Inc., 205 West 28th Street, 12th Floor, New York, New York 10001. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2026 Annual Meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than November 30, 2025 and no later than 5:00 p.m., Eastern Time, on December 30, 2025. However, if the 2026 Annual Meeting is advanced or delayed more than 30 days from the first anniversary of the date of the 2025 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., New York City time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II, Section 11, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2026.
DELIVERY OF MATERIALS
In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to our stockholders, we are, except as described below, furnishing proxy materials, including this Proxy Statement and our 2024 Annual Report to stockholders, by providing access to these documents on the Internet. Accordingly, on or about April 29, 2025, the Notice will be sent to our beneficial owners of Class B Common Stock. The Notice provides instructions for accessing our proxy materials on the Internet and instructions for receiving printed copies of the proxy materials without charge by mail or electronically by email. Please follow the instructions included in the Notice.
The Notice provides you with instructions regarding the following: (1) viewing our proxy materials for the Annual Meeting on the Internet;

(2) voting your shares after you have viewed our proxy materials; (3) requesting a printed copy of the proxy materials; and (4) instructing us to send our future proxy materials to you. We believe the delivery options allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing. If you choose to receive future proxy materials by email, you will receive an email with instructions containing a link to view those proxy materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and you will be sent the proxy materials by mail.
Beneficial Owner.   If your shares are held in an account at an intermediary (bank or broker), then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address and same last name by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and reduced printing and delivery costs for companies. A single proxy statement and annual report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or you submit contrary instructions. Stockholders who participate in householding will continue to receive a separate notice or, if they request paper copies, a separate proxy card, and will remain entitled to vote their individual shares separately. If, at any time, you no longer wish to participate in householding, please notify your broker or financial advisor. Stockholders who share an address and would like to request householding of their communications should contact their broker. In addition, upon written or oral request, we will deliver a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of such documents was previously delivered.
OTHER MATTERS TO COME BEFORE THE MEETING
Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.
MISCELLANEOUS
A COPY OF OUR ANNUAL REPORT ON FORM 10-K (AS FILED WITH THE SEC), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. REQUESTS SHOULD BE DIRECTED TO OUR SECRETARY AT 205 WEST 28TH STREET, 12TH FLOOR, NEW YORK, NEW YORK 10001.

TERRA PROPERTY TRUST, INC. PO Box 43131 Providence, RI 02940-3131EVERY VOTE IS IMPORTANTEASY VOTING OPTIONS:VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hoursVOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hoursVOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelopeVOTE AT VIRTUAL MEETING at the following website: www.meetnow.global/MVRXKUC on June 18, 2025, beginning at 9:00 a.m. Eastern Time. To participate in the Annual Meeting, enter the 14-digit control number from the shaded box on this card.Please detach at perforation before mailing.TERRA PROPERTY TRUST, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2025THIS PROXY
IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder hereby appoints Vikram S. Uppal and Gregory M. Pinkus as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Stockholders of Terra Property Trust, Inc. (the “Company”) to be held virtually at the following website: www.meetnow.global/MVRXKUC, on June 18, 2025, at 9:00 a.m. Eastern Time (the “Annual Meeting”) and at any and all adjournments or postponements thereof, all shares of the Company which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement related to the Annual Meeting.The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 TPT_34512_042325 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.xxxxxxxxxxxxxx code

Important Notice Regarding the Availability of Proxy Materials for the Terra Property Trust, Inc. Annual Meeting of Stockholders to Be Held Virtually on June 18, 2025. The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/ter-34512IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARDPlease detach at perforation before mailing.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Directors recommends a vote “FOR” each of the Director Nominees in Proposal 1 and “FOR” Proposal 2.1. The election of five members of the Company’s board of directors, each to serve until the annual meeting of the Company’s stockholders held in the year ended December 31, 2026 and in each case until their successor is duly elected and qualifies.FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD 01. Vikram S. Uppal 02. Roger H. Beless 03. Michael L. Evans 04. Spencer E. Goldenberg 05. Gaurav MisraFORAGAINST ABSTAIN2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the boxScanner bar code xxxxxxxxxxxxxx TPT 34512 xxxxxxxx